                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                                December 24, 2001
                -------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                         AMERICAN REALTY INVESTORS, INC.
             -------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



        Nevada                         1-15663                  75-2847135
--------------------------------------------------------------------------------
(State of Incorporation)             (Commission              (IRS Employer
                                      File No.)             Identification No.)



     1800 Valley View Lane, Suite 300,     Dallas, TX                75234
----------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)



Registrant's Telephone Number, Including Area Code: (469) 522-4200
                                                   ---------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
---------------------------------------------

In 2001, American Realty Investors, Inc. ("ARI") has sold a significant amount of its properties, as follows:


   Sale                                                    Units/      Sales     Gain/[Loss] % of ARI's
   Date     Property              Location              Sq.Ft./Acres   Price      on Sale      Assets            Purchaser
------------------------------------------------------- ------------ --------- ------------- ---------- ----------------------------
Apartments                                                            (dollars in Thousands)
02/08/01   Rockborough           Denver, CO               345 Units   $16,675     $13,471      0.33% First Pacific Investments, Ltd.
02/28/01   Carriage Park         Tampa, FL                 46 Units     2,005         663      0.15% The Monroe of Soho, LLC
04/06/01   Kimberly Woods        Tucson, AZ               279 Units     8,450       6,052      0.26% Kimberly Woods Limited
                                                                                                     Partnership
05/10/01   Place One             Tulsa, OK                407 Units    12,935       8,623      0.32% Fairview, Inc.
05/16/01   Shadowood             Addison, TX              184 Units     7,125       4,644      0.23% DYVC Corporation
05/18/01   Glenwood              Addison, TX              168 Units     6,650        (560)     0.80% CNC Investments, Inc.
05/31/01   Bent Tree             Addison, TX              292 Units    12,050       7,081      0.55% BT Court Apartment Partners, LP
07/03/01   Club Mar              Sarasota, FL             248 Units     8,500       2,328      0.30% Club Mar Associates, Ltd.
08/16/01   Covered Bridge        Gainesville, FL          176 Units     7,900       6,042      0.12% Covered Bridge Apartments, LLC
09/06/01   Crossing at Church    Tampa, FL                 52 Units     1,880         623      0.14% WISCO, Inc.
09/06/01   Ashford               Tampa, FL                 56 Units     2,145        (985)     0.36% WISCO, Inc.
09/27/01   Chalet I              Topeka, KS               162 Units     5,650       3,952      0.19% Kelcor, Inc.
09/27/01   Chalet II             Topeka, KS                72 Units     2,100         434      0.20% Kelcor, Inc.
10/18/01   Nora Pines            Indianapolis, IN         254 Units     9,850       6,957      0.21% Nora Pines Partners, LP
11/15/01   Timber Creek          Omaha, NE                180 Units     7,500       5,219      0.15% Mercy Timbercreek, LLC
11/27/01   Blackhawk             FT. Wayne, IN            209 Units     7,100       5,110      0.20% RLA, Ltd.
12/06/01   Woodstock             Dallas, TX               320 Units     9,600       5,184      0.37% Woodstock at Skillman, LP

Commercial

03/14/01   Regency Pointe        Jacksonville, FL     67,410 Sq.Ft.     7,350       2,232      0.57% Jacksonville Regency Real
                                                                                                     Estate Assoc., Inc.
12/24/01   Executive Court       Memphis, TN          41,840 Sq.Ft.     1,970           -      0.16% Transcontinental Realty
                                                                                                     Investors, Inc.

Land

01/12/01   Plano Parkway         Plano, TX               11.3 Acres     1,445           -      0.17% The Holt Companies
01/16/01   Scoggins              Tarrant County, TX     232.8 Acres     2,913         181      0.32% JBM Development Companies
01/16/01   Scout                 Tarrant County, TX     408.0 Acres     5,087       2,969      0.23% JBM Development Companies
03/04/01   Las Colinas           Las Colinas, TX          1.7 Acres       825         539      0.03% GRAE Las Colinas, Ltd.
03/07/01   Katrina               Palm Desert, CA         20.0 Acres     2,831           -      0.22% Desert Sports Group, LLC
03/29/01   Frisco Bridges        Collin County, TX       27.8 Acres     4,500          25      0.53% Frisco Stonebriar, Ltd.
03/30/01   Tree Farm             Dallas County, TX       10.4 Acres     2,888          75      0.33% Mathis Brothers Furniture Co.,
                                                                                                     Inc.
04/10/01   Katrina               Palm Desert, CA         20.0 Acres     2,940         516      0.22% SGH Partners
05/11/01   Mason Goodrich        Houston, TX             22.1 Acres     4,168       2,896      0.13% Dan McGill, Trustee
05/30/01   Plano Parkway         Plano, TX               12.0 Acres       740        (991)     0.22% Tradition Trail, LP
06/15/01   Yorktown              Harris County, TX      120.4 Acres     5,239      (1,497)     0.81% Canyonlands Partners IV, Ltd.
07/16/01   Elm Fork              Denton County, TX       10.0 Acres     1,002         284      0.08% Crosspointe Community Church

---------------------------------------------


  Sale                                               Units/        Sales     Gain/[Loss]  % of ARI's
  Date       Property             Location        Sq.Ft./Acres     Price      on Sale       Assets             Purchaser
--------  -----------------  -------------------  ------------  ----------- ------------- ---------- -----------------------------
                                                                   (dollars in thousands)

Land - Continued
07/25/01  Chase Oaks         Plano, TX              22.3 Acres   $   2,874     $    870     0.24%  Today Chase Oaks, LP
07/25/01  Katrina            Palm Desert, CA         6.1 Acres       1,196          570     0.07%  State College Business Park
                                                                                                   Partners
08/24/01  Nashville          Nashville, TN           2.0 Acres          26          (82)    0.01%  Metropolitan Government
08/24/01  Nashville          Nashville, TN           1.2 Acres           8          (59)    0.01%  Metropolitan Government
08/27/01  Rasor              Plano, TX               6.6 Acres         350           34     0.04%  Collin County Chinese Fellowship
                                                                                                   Church
09/14/01  Katrina            Palm Desert, CA         2.2 Acres         800          514     0.03%  Dutt Hospitality Group
09/21/01  Chase Oaks         Plano, TX               4.9 Acres       1,973        1,416     0.05%  Fairview Farm Land Company, Ltd.
10/15/01  Katrina            Palm Desert, CA         1.4 Acres         284          117     0.02%  First American Exchange Company
11/01/01  Santa Clarita      Santa Clarita, CA      12.7 Acres       2,100          952     0.12%  Public Storage
11/14/01  Santa Clarita      Santa Clarita, CA       6.7 Acres         500         (501)    0.06%  Princessa Plaza, LLC
11/20/01  Nashville          Nashville, TN           4.2 Acres         600          302     0.03%  The Villas at Metro Center, LP
12/13/01  Elm Fork           Denton County, TX     107.0 Acres       5,600       (2,146)    0.88%  First Baptist Church of
                                                                                                   Carrollton
                                                                 ---------     --------    -----
                                                                 $ 188,324     $ 84,054    10.46%
                                                                 =========     ========    =====

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------


Proforma statements of operations are presented for the year ended December 31, 2000, and the nine months ended September 30, 2001. The proforma statement of operations present ARI's operations as if the transactions described above had occurred at January 1 of each of the periods presented. A proforma balance sheet as of September 30, 2001, is also presented. The proforma balance sheet presents the property sales described above, as if they had occurred at January 1, 2001.

                         AMERICAN REALTY INVESTORS, INC.
                  PROFORMA COMBINED CONSOLIDATED BALANCE SHEET

                               SEPTEMBER 30, 2001

                                                   Nora       Timber                                                     Santa
                                    Actual/(1)/  Pines/(2)/   Creek/(2)/ Blackhawk(/2)/ Woodstock/(2)/ Katrina/(2)/ Clarita/(2)(3)/
                                    ----------- ------------ ----------- -------------- -------------- -----------  ---------------
                                                            (dollars in thousands)
                 Assets
Real estate held for investment ..  $ 506,680   $  (4,876)   $  (3,583)     $  (4,800)   $   (6,880)    $      --       $     --
Less - accumulated depreciation ..   (130,567)      3,263        2,390          3,249         3,982            --             --
                                    ----------  ---------    ---------      ---------    ----------     ---------       --------
                                      376,113      (1,613)      (1,193)        (1,551)       (2,898)           --             --

Real estate held for sale ........    228,476          --           --             --            --          (152)        (2,383)

Notes and interest receivable
  Performing .....................     23,914          --           --             --            --            --             --
  Non-performing .................      7,885          --           --             --            --            --             --
  Less - allowance for losses ....     (2,577)         --           --             --            --            --             --
                                    ---------   ---------    ---------      ---------    ----------     ---------        -------
                                       29,222          --           --             --            --            --             --

Net pizza parlor equipment .......      7,384          --           --             --            --            --             --
Net leasehold interest ...........      4,718          --           --             --            --            --             --
Net oilfield equipment ...........        344          --           --             --            --            --             --
Marketable equity securities .....        108          --           --             --            --            --             --
Investments in equity investees ..     78,046          --           --             --            --            --             --
Cash and cash equivalents ........      5,014          (5)          (8)            (1)           10            --             --
Net intangibles ..................     15,883          --           --             --            --            --             --
Other assets .....................     35,070      (5,329)      (4,998)        (2,556)       (2,767)           (9)         2,479
                                    ---------   ---------    ---------      ---------    ----------     ---------       --------

                                    $ 780,378   $  (6,947)   $  (6,199)     $  (4,108)   $   (5,655)    $    (161)      $     96
                                    =========   =========    =========      =========    ==========     =========       ========

                                                                                Elm       Executive
                                                             Nashville/(2)/   Fork/(2)/   Court/(2)/     Proforma
                                                             -------------- ----------- --------------  ----------
          Assets

Real estate held for investment ..                           $       --     $      --    $  (3,113)     $ 483,428
Less - accumulated depreciation ..                                   --            --        1,867       (115,816)
                                                             ----------     ---------    ---------      ---------
                                                                     --            --       (1,246)       367,612

Real estate held for sale ........                               (7,146)      (16,648)          --        202,147

Notes and interest receivable
  Performing .....................                                   --            --           --         23,914
  Non-performing .................                                   --            --           --          7,885
  Less - allowance for losses                                        --            --           --         (2,577)
                                                             ----------     ---------    ---------      ---------
                                                                     --            --           --         29,222

Net pizza parlor equipment .......                                   --            --           --          7,384
Net leasehold interest ...........                                   --            --           --          4,718
Net oilfield equipment ...........                                   --            --           --            344
Marketable equity securities .....                                   --            --           --            108
Investments in equity investees ..                                   --            --           --         78,046
Cash and cash equivalents ........                                   --            --          (1)          5,009
Net intangibles ..................                                   --            --           --         15,883
Other assets .....................                                4,103        10,408          931         37,332
                                                             ----------     ---------    ---------      ---------
                                                             $   (3,043)    $  (6,240)   $    (316)     $ 747,805
                                                             ==========     =========    =========      =========

                         AMERICAN REALTY INVESTORS, INC.
            PROFORMA COMBINED CONSOLIDATED BALANCE SHEET - Continued
                               SEPTEMBER 30, 2001

                                                      Nora          Timber
                                     Actual/(1)/    Pines/(2)/     Creek/(2)/   Blackhawk/(2)/  Woodstock/(2)/   Katrina(2)
                                    -------------  ------------   ------------ --------------- ---------------- ------------
                                                          (dollars in thousands)
        Liabilities and Equity

Notes and interest payable ........   $582,139      $ (5,624)      $ (4,563)      $ (4,074)      $(4,690)        $ (249)
Margin borrowings .................     28,703            --             --             --            --             --
Other liabilities .................     44,513          (177)          (175)          (166)         (263)            --
                                      --------      --------       --------       --------       -------         ------
                                       655,355        (5,801)        (4,738)        (4,240)       (4,953)          (249)

Minority interest .................     37,634            --             --             --            --             --
Redeemable Preferred Stock ........      3,969            --             --             --            --             --

Stockholders' Equity

Preferred stock ...................      4,950            --             --             --            --             --
Common stock ......................        118            --             --             --            --             --
Paid-in capital ...................    112,195            --             --             --            --             --
Accumulated (deficit) .............    (33,827)       (1,146)        (1,461)           132          (702)            88
Treasury stock ....................        (16)           --             --             --            --             --
                                      --------      --------       --------       --------       -------         ------

                                        83,420        (1,146)        (1,461)           132          (702)            88
                                      --------      --------       --------       --------       -------         ------

                                      $780,378      $ (6,947)      $ (6,199)      $ (4,108)      $(5,655)        $ (161)
                                      ========      ========       ========       ========       =======         ======

                                         Santa                       Elm      Executive
                                    Clarita/(2)(3)/ Nashville/(2)/ Fork/(2)/  Court/(2)/  Proforma
                                    -----------------------------------------------------------------
         Liabilities and Equity

Notes and interest payable ........      $  --      $ (6,472)      $ (7,533)   $   --     $ 548,934
Margin borrowings .................         --            --             --        --        28,703
Other liabilities .................         (2)         (364)           (63)      (30)       43,273
                                         -----      --------       --------    ------     ---------
                                            (2)       (6,836)        (7,596)      (30)      620,910

Minority interest .................         --            --             --        --        37,634
Redeemable Preferred Stock ........         --            --             --        --         3,969

Stockholders' Equity

Preferred stock ...................         --            --             --        --         4,950
Common stock ......................         --            --             --        --           118
Paid-in capital ...................         --            --             --        --       112,195
Accumulated (deficit) .............         98         3,793          1,356      (286)      (31,955)
Treasury stock ....................         --            --             --        --           (16)
                                         -----      --------       --------    ------     ---------

                                            98         3,793          1,356      (286)       85,292
                                         -----      --------       --------    ------     ---------

                                         $  96      $ (3,043)      $ (6,240)   $ (316)    $ 747,805
                                         =====      ========       ========    ======     =========

__________________

(1)  Includes properties sold prior to September 30, 2001.
(2)  Assumes sale by ARI on January 1, 2001.
(3)  Includes two sales transactions.

                         AMERICAN REALTY INVESTORS, INC.
               PROFORMA COMBINED STATEMENT OF OPERATIONS /(1)(2)/
                      NINE MONTHS ENDED SEPTEMBER 30, 2001

                                                    Actual   Apartments/(3)/ Commercial/(4)/  Land/(5)/    Proforma
                                                 ----------- --------------- --------------- ----------- ------------

Property revenue                                                        (dollars in thousands)
     Rents ...................................   $    98,748     $ (11,025)     $  (570)     $    (93)    $    87,060
     Property operations expenses ............        71,246        (6,637)        (208)       (2,777)         61,624
                                                 -----------     ---------      -------      --------     -----------
                                                      27,502        (4,388)        (362)        2,684          25,436
Land operations

     Sales ...................................        41,806            --           --         9,084          50,890
     Cost of sales ...........................        33,546            --           --        10,360          43,906
                                                 -----------     ---------      -------      --------     -----------
                                                       8,260            --           --        (1,276)          6,984
Pizza parlor operations

     Sales ...................................        25,282            --           --            --          25,282
     Cost of sales ...........................        20,715            --           --            --          20,715
                                                 -----------     ---------      -------      --------     -----------
                                                       4,567            --           --            --           4,567
Oil and gas operations
     Sales ...................................            97            --           --            --              97
     Operating expenses ......................           186            --           --            --             186
                                                 -----------     ---------      -------      --------     -----------
                                                         (89)           --           --            --             (89)

Income from operations .......................        40,240        (4,388)        (362)        1,408          36,898

Other income

     Interest and other ......................         2,055           (28)         (17)         (199)          1,811
     Equity in income of investees ...........         9,157            --           --            --           9,157
     Gain on sale of real estate .............        54,600        22,470           --            --          77,070
                                                 -----------     ---------      -------      --------     -----------
                                                      65,812        22,442          (17)         (199)         88,038
Other expense

     Interest ................................        56,242        (5,057)        (134)       (8,569)         42,482
     Depreciation ............................        13,169          (714)        (106)           --          12,349
     Advisory fees ...........................         4,971          (113)         (18)         (148)          4,692
     Net income fee ..........................           638           181          (18)        1,475           2,276
     Incentive fees ..........................         7,477           802           --            --           8,279
     General and administrative ..............         9,083            --           --           (13)          9,070
     Minority interest .......................         2,483            --           --            --           2,483
                                                 -----------     ---------      -------      --------     -----------
                                                      94,063        (4,901)        (276)       (7,255)         81,631

Net income (loss) ............................        11,989        22,955         (103)        8,464          43,305
Preferred dividend requirement ...............        (1,868)           --           --            --          (1,868)
                                                 -----------     ---------      -------      --------     -----------
Net income (loss) applicable to
     Common shares ...........................   $    10,121     $  22,955      $  (103)     $  8,464     $    41,437
                                                 ===========     =========      =======      ========     ===========

Basic and diluted earnings per share
     Net income ..............................   $      1.00                                              $      4.09
                                                 ===========                                              ===========

Weighted average Common shares
     used in computing earnings

     per share ...............................    10,141,840                                               10,141,840
                                                 ===========                                              ===========

                         AMERICAN REALTY INVESTORS, INC.
                           NOTES TO PROFORMA COMBINED
                             STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 2001



(1) The Proforma Combined Statement of Operations assumes that each property was sold by ARI on January 1, 2001.

(2) Operating results for sold properties are their actual operating results from January 1 to their respective date of sale.

(3) Includes the Rockborough and Carriage Park Apartments sold in February 2001; Kimberly Woods Apartments sold in April 2001; Place One, Shadowood, Glenwood and Bent Tree Apartments sold in May 2001; Club Mar Apartments sold in July 2001; Covered Bridge Apartments sold in August 2001; Ashford, Crossing at Church Street, Chalet I and Chalet II Apartments sold in September 2001; Nora Pines Apartments sold in October 2001; Timbercreek and Blackhawk Apartments sold in November 2001; and Woodstock Apartments sold in December 2001.

(4) Includes the Regency Point Shopping Center sold in March 2001 and the Executive Court Office Building sold in December 2001.

(5) Includes the sale of the Scoggins land parcel and the partial sale of the Plano Parkway and Scout land parcels in January 2001; the sale of the Tree Farm land parcel and the partial sale of the Las Colinas, Katrina and Frisco Bridges land parcels in March 2001; the partial sale of the Katrina land parcel in April 2001; the sale of the Plano Parkway land parcel and the partial sale of the Mason/Goodrich land parcel in May 2001; the sale of the Yorktown land parcel in June 2001; the partial sale of the Elm Fork, Chase Oaks and Katrina land parcels in July 2001; the partial sale of the Nashville and Rasor land parcels in August 2001; the partial sale of the Katrina and Chase Oaks land parcels in September 2001; the partial sale of the Katrina land parcel in October 2001; the sale of the Santa Clarita land parcel and the partial sale of the Nashville land parcel in November 2001; and the partial sale of the Elm Fork land parcel in December 2001.

                         AMERICAN REALTY INVESTORS, INC.
               PROFORMA COMBINED STATEMENT OF OPERATIONS /(1)(2)/
                          YEAR ENDED DECEMBER 31, 2000

                                                   Actual       Apartments/(3)/    Commercial/(4)/    Land/(5)/     Proforma
                                                   ------       --------------     ---------------    ---------     --------
                                                                           (dollars in thousands)
Property revenue
   Rents..................................     $    138,160    $    (21,275)       $   (1,584)        $    (192)    $    115,109
   Property operations expenses)..........           94,081         (11,598)             (524)           (3,298)          78,661
                                               ------------    ------------        ----------         ---------     ------------
                                                     44,079          (9,677)           (1,060)            3,106           36,448
Land operations
   Sales..................................          119,384              --                --            50,890          170,274
   Cost of sales..........................           90,383              --                --            43,906          134,289
                                               ------------    ------------        ----------         ---------     ------------
                                                     29,001              --                --             6,984           35,985
Pizza parlor operations
   Sales..................................           32,551              --                --                --           32,551
   Cost of sales..........................           26,767              --                --                --           26,767
                                               ------------    ------------        ----------         ---------     ------------
                                                      5,784              --                --                --            5,784

Income from operations....................           78,864          (9,677)           (1,060)           10,090           78,217

Other income
   Interest and other.....................            2,039              --                47               (74)           2,012
   Equity in income of investees..........            5,246              --                --                --            5,246
   Gain on sale of real estate............           67,727          74,838             2,232                --          144,797
                                               ------------    ------------        ----------         ---------     ------------
                                                     75,012          74,838             2,279               (74)         152,055
Other expense
   Interest...............................           76,702          (4,671)             (178)          (10,546)          61,307
   Depreciation...........................           16,879          (1,883)             (317)               --           14,679
   Advisory fees..........................            5,049            (613)              (81)             (288)           4,067
   Net income fee.........................               --           6,908               435             1,859            9,202
   Incentive fee..........................            1,646           8,163               116                --            9,925
   General and administrative.............           17,973              --                --               (14)          17,959
   Provision for loss.....................            2,248              --                --                --            2,248
   Minority interest......................           30,700              --                --                --           30,700
                                               ------------    ------------        ----------         ---------     ------------
                                                    151,197           7,904               (25)           (8,989)         150,087

Net income (loss).........................            2,679          57,257             1,244            19,005           80,185
Preferred dividend requirement............           (2,327)             --                --                --           (2,327)
                                               ------------    ------------        ----------         ---------     ------------
Net income (loss) applicable to
   Common shares..........................     $        352    $     57,257        $    1,244         $  19,005     $     77,858
                                               ============    ============        ==========         =========     ============
Basic and diluted earnings per share
   Net income.............................     $        .03                                                         $       7.49
                                               ============                                                         ============

Weighted average Common shares
   used in computing earnings
   per share..............................       10,399,890                                                           10,399,890
                                               ============                                                         ============
________________________________

                         AMERICAN REALTY INVESTORS, INC.
                           NOTES TO PROFORMA COMBINED
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

(1) The Proforma Combined Statement of Operations assumes that each property was sold by ARI on January 1, 2000.

(2) Operating results for sold properties are their actual operating results for the year ended December 31, 2000.


(3) Includes the Rockborough and Carriage Park Apartments sold in February 2001; Kimberly Woods Apartments sold in April 2001; Place One, Shadowood, Glenwood and Bent Tree Apartments sold in May 2001; Club Mar Apartments sold in July 2001; Covered Bridge Apartments sold in August 2001; Ashford, Crossing at Church Street, Chalet I and Chalet II Apartments sold in September 2001; Nora Pines Apartments sold in October 2001; Timbercreek and Blackhawk Apartments sold in November 2001; and Woodstock Apartments sold in December 2001.

(4) Includes the Regency Point Shopping Center sold in March 2001 and the Executive Court Office Building sold in December 2001.

(5) Includes the sale of the Scoggins land parcel and the partial sale of the Plano Parkway and Scout land parcels in January 2001; the sale of the Tree Farm land parcel and the partial sale of the Las Colinas, Katrina and Frisco Bridges land parcels in March 2001; the partial sale of the Katrina land parcel in April 2001; the sale of the Plano Parkway land parcel and the partial sale of the Mason/Goodrich land parcel in May 2001; the sale of the Yorktown land parcel in June 2001; the partial sale of the Elm Fork, Chase Oaks and Katrina land parcels in July 2001; the partial sale of the Nashville and Rasor land parcels in August 2001; the partial sale of the Katrina and Chase Oaks land parcels in September 2001; the partial sale of the Katrina land parcel in October 2001; the sale of the Santa Clarita land parcel and the partial sale of the Nashville land parcel in November 2001; and the partial sale of the Elm Fork land parcel in December 2001.

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

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                    AMERICAN REALTY INVESTORS, INC.


Date:    January 8, 2002            By:   /s/ Brent Horak
     -----------------------              -------------------------------
                                           Brent Horak
                                           Vice President and
                                           Chief Financial Officer
                                           (Principal Financial Officer)

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